Exhibit 99.1

                                    AMENDMENT
                         DATED AS OF SEPTEMBER 23, 2005
                          TO RECEIVABLES SALE AGREEMENT
                         DATED AS OF SEPTEMBER 28, 2002

      THIS AMENDMENT (the "Amendment"), dated as of September 23, 2005, is entered into among Albany International Receivables Corporation (the "Seller"), Albany International Corp. ( the "Initial Collection Agent," and, together with any successor thereto, the "Collection Agent"), , ABN AMRO Bank N.V., as agent for the Purchaser (the "Agent"), the committed purchasers party thereto (the "Committed Purchasers") and Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam");

                                   WITNESSETH:

      WHEREAS, the Seller, Collection Agent, Agent, Committed Purchasers and Amsterdam have heretofore executed and delivered a Receivables Sale Agreement, dated as of September 28, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

      WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

      Section 1. The defined  term  "Liquidity  Termination  Date"  appearing in
Schedule I to the Sale Agreement is hereby amended by deleting the date "September 23, 2005" appearing in clause (d) thereof and inserting in its place the date "September 22, 2006".

      Section 2. This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Seller, Collection Agent, each Purchaser, Amsterdam and the Agent and (ii) the acknowledgment and consent in the form set forth below duly executed and delivered by the Parent.

      Section 3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 4. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the



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Sale  Agreement  or any of the other  Transaction  Documents,  nor  constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.



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      IN WITNESS WHEREOF,  the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                      ABN AMRO BANK N.V., as the Agent, as the
                                         Committed Purchaser

                                      By: /s/ Thomas J. Educate
                                          --------------------------------------
                                      Title: SVP
                                             -----------------------------------

                                      By: /s/ Bernard Koh
                                          --------------------------------------
                                      Title: Senior Vice President
                                             -----------------------------------

                                      AMSTERDAM FUNDING CORPORATION

                                      By: /s/ Andrew Stidd
                                          --------------------------------------
                                      Title: President
                                             -----------------------------------

                                      ALBANY INTERNATIONAL RECEIVABLES
                                        CORPORATION, as Seller

                                      By: /s/ David C. Michaels
                                          --------------------------------------
                                      Title: Vice President - Treasury & Tax
                                             -----------------------------------

                                      ALBANY INTERNATIONAL CORP., as Initial
                                        Collection Agent

                                      By: /s/ Charles J. Silva, Jr.
                                          --------------------------------------
                                      Title: Vice President - General Counsel
                                             -----------------------------------



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                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

      The undersigned, Albany International Corp., has heretofore executed and delivered the Limited Guaranty dated as of September 28, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                      ALBANY INTERNATIONAL CORP.

                                      By: /s/ Charles J. Silva, Jr.
                                          --------------------------------------
                                      Title: Vice President - General Counsel
                                             -----------------------------------